UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  March 5, 2014

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(Address of Principal Executive Offices)

(918)742-5531

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2014, Hans Helmerich, Chairman of the Board of Helmerich & Payne, Inc. (the “Company”), retired from the position of Chief Executive Officer as part of a planned succession.  On the same date, Mr. Helmerich and the Company entered into an Advisory Services Agreement pursuant to which Mr. Helmerich will provide consulting services to the Company for a three-year period.  Mr. Helmerich’s monthly compensation under the Agreement will be $41,667 during year one, $33,333 during year two, and $25,000 during year three.  Either party may terminate the Agreement upon 60 days prior written notice to the other party.  The Agreement is attached as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07                                  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on March 5, 2014.  Of the 107,875,518 shares of the Company’s common stock outstanding and entitled to vote at the meeting, 92,521,935 shares were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the results of the votes cast at the meeting:

1.                                      To elect as Directors the seven nominees listed below and named in the Company’s Proxy Statement for one-year terms expiring in 2015.

Nominee	For	Against	Abstain	Broker Non-Vote
Hans Helmerich	81,931,662	2,031,040	919,089	7,640,144
John W. Lindsay	83,239,716	1,364,240	277,835	7,640,144
Paula Marshall	80,982,218	2,967,668	931,905	7,640,144
Randy A. Foutch	82,091,832	2,500,986	288,973	7,640,144
John D. Zeglis	80,827,440	3,110,074	944,277	7,640,144
William L. Armstrong	80,824,746	3,119,680	937,365	7,640,144
Thomas A. Petrie	82,001,026	2,594,061	286,704	7,640,144

2.                                      To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending September 30, 2014.

For	Against	Abstain	Broker Non-Vote
91,194,148	1,013,647	314,140	0

3.                                      To cast an advisory vote to approve the compensation of our executives disclosed in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Vote
81,507,732	2,989,885	384,174	7,640,144

ITEM 9.01                                  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

10.1	Advisory Services Agreement dated March 5, 2014 between Helmerich & Payne, Inc. and Hans C. Helmerich

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Executive Vice President

DATE: March 7, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Advisory Services Agreement dated March 5, 2014 between Helmerich & Payne, Inc. and Hans C. Helmerich